Exhibit 10.1

GRUBB & ELLIS COMPANY
as Issuer
AND
U.S. Bank National Association
as Trustee

Indenture
Dated as of May 7, 2010

7.95% Convertible Senior Securities due 2015

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INDENTURE, dated as of May 7, 2010, between Grubb & Ellis Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office as of the date hereof at 1551 North Tustin Avenue, Santa Ana, CA 92705, and U.S. Bank National Association, a national banking association, as Trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
WHEREAS, the Company has duly authorized the creation of an issue of 7.95% Convertible Senior Securities due 2015 (each a “Security” and collectively, the “Securities”) of the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and
WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid and legally binding obligations of the Company, and to make this Indenture a valid and legally binding agreement of the Company, in accordance with the terms of the Securities and the Indenture, have been done;
NOW, THEREFORE, THIS INDENTURE WITNESSETH, For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the benefit of the Company and the equal and proportionate benefit of all Holders of the Securities thereof, as follows:
ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;
(b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;
(d) the words “Article” and “Section” refer to an Article and Section, respectively, of this Indenture, unless the context otherwise indicates; and
(e) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
“12% Preferred Stock” means the Company’s 12% Cumulative Participating Perpetual Convertible Preferred Stock.

1.

“Accredited Investor” has the meaning provided in Section 2.02.
“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.
“Additional Interest” means all amounts payable, if any, pursuant to Section 9.15 or the Registration Rights Agreement.
“Additional Shares” has the meaning provided in Section 8.04(a).
“Adjustment Date” has the meaning provided in Section 8.02(e).
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Agent Members” has the meaning provided in Section 3.11(a).
“Bankruptcy Default” has the meaning assigned to such term in Section 9.01.
“Bankruptcy Law” means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.
“Beneficial Owner” means any person who is considered a beneficial owner of a security in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act.
“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.
“Board Resolution” shall mean a resolution duly adopted by the Board of Directors authorizing the issuance of any Security and/or authorizing any other action that may be taken by the Company in connection with this Indenture or the Securities, certified by the secretary or assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.
“Business Combination” has the meaning provided in Section 8.03(a).
“Business Day”, means any day other than a Saturday, a Sunday or a day on which banking institutions in the applicable Place of Payment are authorized or obligated by law or executive order to close.
“Capital Stock” of any person means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such person and any rights (other than debt securities convertible and exchangeable into an equity interest), warrants or options to acquire an equity interest in such person.

2.

“Close of Business” means 5:00 p.m., New York City time (whether or not such time occurs on a Business Day).
“Code” has the meaning provided in Section 13.01.
“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Common Stock” means the Common Stock, par value $0.01 per share, of the Company existing on the Issue Date or any other shares of Capital Stock into which such Common Stock shall be reclassified or changed.
“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman of the Board, its Chief Executive Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.
“Conversion Agent” means the office or agency appointed by the Company where Securities may be presented for conversion. The Conversion Agent shall initially be the Trustee.
“Conversion Date” has the meaning provided in Section 8.01(a).
“Conversion Price” means, in respect of each $1,000 principal amount of Securities, $1,000 divided by the Conversion Rate, as may be adjusted from time to time as set forth herein.
“Conversion Rate” means, in respect of each $1,000 principal amount of Securities, initially 445.583 shares of Common Stock, subject to adjustment as set forth herein.
“Corporate Trust Office” means the principal office of the Trustee in Los Angeles, California at which at any particular time its corporate trust business shall be administered, which office as of the date hereof is located at 633 W. Fifth Street, 24th Floor, Los Angeles California 90070, attn: Corporate Trust Services, or such other address as the Trustee may designate from time to time by notice to the Company, or principal corporate trust office of any Successor Trustee (or such other address as such Successor Trustee may designate from time to time by notice to the Company).
“Defaulted Interest” has the meaning provided in Section 3.03(b).
“Depositary” means The Depository Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean such successor Depositary.

3.

“Effective Date” means, for purposes of Section 8.02, the first date on which the shares or other equity interests distributed to holders of Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the transaction.
“Event of Default” has the meaning specified in Section 9.01.
“Ex-Dividend Date” means, with respect to any dividend, distribution or issuance on the Common Stock or any other equity security, the first date on which the shares of the Common Stock or such other equity security trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance or distribution in question.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.
“Fair Market Value” means the amount that a willing buyer would pay a willing seller in an arm’s length transaction.
“Fundamental Change” means the occurrence at the time after the Issue Date of any of the following:
(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the Company’s Voting Stock (other than as a result of any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock of the surviving entity); or
(b) consummation of (A) any recapitalization, reclassification or change of Common Stock (other than changes resulting from a subdivision or combination) as a result of which Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets, or (B) any statutory share exchange, consolidation or merger involving the Company pursuant to which Common Stock will be converted into cash, securities or other property, or (C) any sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the Company’s assets and the assets of the Company’s Subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to a wholly-owned Subsidiary) shall have occurred, provided that the following shall not be a Fundamental Change:
(i) any transaction pursuant to which holders of the Company’s Capital Stock immediately prior to the transaction are entitled to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving Person immediately after the transaction; or

4.

(ii) any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of common stock solely into shares of common stock of the surviving entity; or
(c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose nomination, election or appointment by such board or whose nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election, nomination or appointment was previously so approved) cease for any reason to constitute 50% or more of the Board of Directors then in office; or
(d) the Company’s stockholders shall have approved any plan of liquidation or dissolution; or
(e) the Common Stock (or other common stock into which the Securities are then convertible pursuant to the terms of this Indenture) ceases to be listed on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the NYSE Amex (or their respective successors).
A Fundamental Change as a result of clause (b) above will not be deemed to have occurred, however, if 90% or more of the consideration received or to be received by the holders of Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) in connection with the transaction or transactions constituting the Fundamental Change consists of shares of Common Stock traded on the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the NYSE Amex (or their respective successors) or which will be so traded when issued or exchanged in connection with the transaction that would otherwise be a Fundamental Change (these securities being referred to as “Publicly Traded Securities”) and as a result of this transaction or transactions the Securities become convertible into such Publicly Traded Securities, excluding cash payments for fractional shares.
“Fundamental Change Notice” has the meaning provided in Section 6.01(b).
“Fundamental Change Notice Date” has the meaning provided in Section 6.01(b).
“Fundamental Change Purchase Date” has the meaning provided in Section 6.01(a).
“Fundamental Change Purchase Notice” has the meaning provided in Section 6.01(c).
“Fundamental Change Purchase Price” has the meaning provided in Section 6.01(a).
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

5.

“Global Security” means a Security that evidences all or part of the Securities and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.
“Interest Payment Date” has the meaning provided in Section 3.03(a).
“Issue Date” means the date Securities are originally issued as set forth on the face of such Security under this Indenture.
“Last Reported Sale Price” of the Common Stock on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) of the Common Stock on that Trading Day as reported in composite transactions for the principal United States national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not so quoted, the Last Reported Sale Price will be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.
“Make-Whole Effective Date” has the meaning provided in Section 8.04(b).
“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change but determined without regard to subclause (i) under the proviso to clause (b) of the definition thereof).
“Make-Whole Fundamental Change Notice” has the meaning provided in Section 8.04(a).
“Maturity”, when used with respect to any Security, means the date on which the principal, Redemption Price or Fundamental Change Purchase Price of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity on a Redemption Date or a Fundamental Change Purchase Date by declaration of acceleration, call for redemption or otherwise.
“National Securities Exchange” means a securities exchange that has registered with the Commission under Section 6 of the Exchange Act, or any successor provision.
“Notice of Conversion” means a written notice of the kind specified in Section 8.01(a).
“Notice of Default” means a written notice of the kind specified in Section 9.01(c).

6.

“Notice of Redemption” means a written notice of the kind specified in Section 5.04.
“Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Company.
“Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.
“Opening of Business” means 9:00 a.m., New York City time (whether or not such time occurs on a Business Day).
“Opinion of Counsel” means a written opinion of counsel (who may be counsel for the Company) who is acceptable to the Trustee.
“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(b) Securities, or portions thereof, for whose payment or redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed or repurchased prior to the maturity thereof, notice of such redemption or repurchase has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(c) Securities which have been paid pursuant to Section 3.08 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

7.

“Paying Agent” means any Person (including the Company) authorized by the Company to pay the principal amount of, interest on (including Additional Interest, if any), or Redemption Price or Fundamental Change Purchase Price of, any Securities on behalf of the Company. The Trustee shall initially be the Paying Agent.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.
“Physical Securities” means permanent certificated Securities in registered form issued in denominations of $1,000 principal amount and multiples of $1,000 in excess thereof.
“Place of Payment”, when used with respect to the Securities, means the place or places where the principal of and any premium and interest on the Securities are payable.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Prospectus” means the Prospectus as defined in the Registration Rights Agreement.
“Qualified Institutional Buyer” or “QIB” shall have the meaning specified in Rule 144A.
“Record Date” means, for purposes of Section 8.02, in respect of a dividend or distribution to holders of Common Stock, the date fixed for determination of holders of Common Stock entitled to receive such dividend or distribution.
“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to Article VI of this Indenture.
“Redemption Price” has the meaning provided in Section 5.01(a).
“Registration Rights Agreement” means the Registration Rights Agreement, dated as of May 7, 2010, among the Company and JMP Securities, LLC, as such agreement may be amended, modified or supplemented from time to time.
“Regular Record Date” for the payment of interest on the Securities (including Additional Interest, if any), means the April 15 (whether or not a Business Day) immediately preceding the Interest Payment Date on May 1 and the October 15 (whether or not a Business Day) immediately preceding the Interest Payment Date on November 1.
“Responsible Officer”, when used with respect to the Trustee, means any officer assigned to the Corporate Trust Services department (or any other successor department) of the Trustee located at the Corporate Trust Office of the Trustee who shall have direct responsibility for the administration of this Indenture and, for purposes of Sections 9.12 and 11.01(c)(ii) and the last sentence of Section 11.05 hereof, also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

8.

“Restricted Security” or “Restricted Securities” has the meaning provided in Section 2.05
“Rule 144” means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
“Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
“Rule 144A Information” has the meaning specified in the Securities.
“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the primary United States National Securities Exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted to trading, “Scheduled Trading Day” means a Business Day.
“Securities” or “Security” has the meaning provided in the recitals.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.07.
“Settlement Date” has the meaning provided in Section 8.01(a).
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.
“Spin-Off” has the meaning provided in Section 8.02(c).
“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
“Stated Maturity Date” means May 1, 2015.
“Stock Price” means, with respect to the Common Stock in connection with a Make-Whole Fundamental Change, (i) if such Make-Whole Fundamental Change is a transaction described in clause (a) or (b) of the definition thereof and holders of Common Stock receive only cash as a result of such Make-Whole Fundamental Change, the cash amount paid per share of the Common Stock and (ii) in all other cases, the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on the Trading Day immediately preceding the Make-Whole Effective Date.

9.

“Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
“Surviving Person” has the meaning provided in Section 10.01
“Trading Day” means a day during which (a) trading in securities generally occurs on the principal United States national or regional securities exchange on which the Common Stock is then listed or admitted for trading or, if the Common Stock is not then listed or admitted to trading on a United States national or regional securities exchange, in the principal other market on which the Common Stock is then traded and (b) a Last Reported Sale Price for the Common Stock is available on such securities exchange or market. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.
“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities shall mean each Trustee with respect to the Securities.
“Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
“Voting Stock” of any person means Capital Stock of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.
“Withholding Agent” means the office or agency appointed by the Company to withhold the appropriate amount from any payment, to which withholding applies, made by the Company to a Holder in respect of the Securities. The Withholding Agent appointed by the Company shall initially be the Trustee.
“$” means United States dollars.

10.

Section 1.02 Compliance Certificates and Opinions.
Upon any application or request by the Company to the Trustee to take or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an Officer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers’ Certificate required by the first paragraph of Section 4.04) shall include the statements set forth in Section 15.05.
Section 1.03 Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company or any Subsidiary stating that the information with respect to such factual matters is in the possession of the Company or any Subsidiary, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.04 Acts of Holders; Record Dates.
Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

11.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the Regular Record Date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 12.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.
The ownership of Securities shall be proved by the Security Register.
Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
Section 1.05 Notices, Etc., to Trustee and Company.
Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services, or (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

12.

Section 1.06 Notice to Holders; Waiver.
Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder’s address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 1.07 Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Wherever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated by reference in and made a part of this Indenture.
Section 1.08 Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 1.09 Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
Section 1.10 Severability Clause.
In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1.11 Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

13.

Section 1.12 Governing Law.
This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.
Section 1.13 Legal Holidays.
In any case where any Interest Payment Date, Redemption Date, Fundamental Change Purchase Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Fundamental Change Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the intervening period.
Section 1.14 Waiver of Jury Trial.
EACH OF THE COMPANY AND THE TRUSTEE, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 1.15 Force Majeure.
In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 1.16 No Recourse Against Others.
No director, Officer, employee, stockholder or Affiliate of the Company from time to time shall have any liability for any obligations of the Company under the Securities or this Indenture. Each Holder by accepting a Security waives and releases such liability.

14.

ARTICLE II
SECURITY FORMS
Section 2.01 Forms Generally.
The Securities and the Trustee’s certificates of authentication shall be in substantially the forms set forth in this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor, the Code and regulations thereunder, or as may, consistently herewith, be determined by any Officer executing such Securities, as evidenced by his or her execution thereof.
The Securities shall initially be issued in the form of permanent Global Securities in registered form in substantially the form set forth in this Article II. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided.
Section 2.02 Form of Face of Security. [INCLUDE IF SECURITY IS A RESTRICTED SECURITY — THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.
BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), OR (C) IT IS AN INDIVIDUAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (4), (5) OR (6) UNDER THE SECURITIES ACT); AND (2) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO GRUBB & ELLIS COMPANY (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, OR (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

15.

[INCLUDE IF SECURITY IS A GLOBAL SECURITY — THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

16.

GRUBB & ELLIS COMPANY
7.95% CONVERTIBLE SENIOR NOTES DUE 2015
No.
CUSIP No. 400095 AA3
ISIN No. US400095AA30
Grubb & Ellis Company, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [the order of [                    ]] [if Global Securities, CEDE & CO.], or its registered assigns, the principal sum of $[                    ] ([                                        ] Dollars) on May 1, 2015, and to pay interest thereon from and including May 7, 2010 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing November 1, 2010, at the rate of 7.95% per annum, until the principal hereof is paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the Close of Business on the Regular Record Date for such interest, which shall be on April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Pursuant to Section 9.15 of the Indenture or the Registration Rights Agreement, in certain circumstances, the Holder will be entitled to Additional Interest. Payment of the principal of this Security and interest on (including Additional Interest, if any) shall be made by wire transfer (except as otherwise provided in the Indenture) in immediately available funds, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture. If any provision of this Security is inconsistent with any provision of the Indenture, the provision in the Indenture shall control.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[Remainder Of Page Intentionally Left Blank]

17.

In Witness Whereof, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date:	GRUBB & ELLIS COMPANY
By:
Name:
Title:

Attest:		Name:
Title:

This is one of the Securities designated therein referred to in the within mentioned Indenture.

U.S. Bank National Association, as Trustee
By:
Authorized Signatory

18.

Section 2.03 Form of Reverse of Security.
GRUBB & ELLIS COMPANY
7.95% Convertible Senior Notes due 2015
1. Indenture
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued under an Indenture, dated as of May 7, 2010 (the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939.
No reference herein to the Indenture and no provision of this Security or of the Indenture (except with respect to the deemed payment of interest upon conversion pursuant to Section 8.01(e) of the Indenture) shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
2. Right to Redeem
No sinking fund is provided for the Securities. The Securities are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time on or after May 6, 2013, in whole or in part, at the option of the Company, at the Redemption Price payable in cash Article V of the Indenture sets forth the procedures, obligations, conditions and other terms of such redemption.
3. Purchase of Securities at the Option of Holders
If a Fundamental Change occurs at any time, subject to the provisions set forth in the Indenture, the Holder of this Security shall have the right, at such Holder’s option, to require the Company to purchase all of such Security, or any portion of the principal amount thereof, that is equal to $1,000 or an integral multiple thereof, at the Fundamental Change Purchase Price specified in the Indenture. Article VI of the Indenture sets forth the procedures, obligations, conditions and other terms of such repurchase option upon the occurrence of a Fundamental Change.
4. Conversion
Subject to the procedures, obligations, conditions and other terms for conversion set forth in Article VIII of the Indenture and at any time prior to the Close of Business on the Scheduled Trading Day before the Stated Maturity Date of the Securities, a Holder may convert its Securities at their full principal amount, or any portion of their principal amount that is equal to $1,000 or an integral multiple thereof, into a full number of shares of Common Stock (together with a cash payment in lieu of any fractional shares of Common Stock) at the Conversion Rate then in effect at the time of conversion.

19.

5. Amendment; Waiver
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
6. Reports
Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). “Rule 144A Information” shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).
7. Remedies
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder (other than in the case of an Event of Default specified in Sections 9.01(a), (b), (d) and (g) of the Indenture), unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holders have offered to the Trustee reasonable indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall have failed to institute any such proceeding, within 60 days after receipt of such notice, request and offer of indemnity, and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of the principal amount, Redemption Price or Fundamental Change Purchase Price of or any premium or interest (including Additional Interest, if any) hereon on or after the respective due dates expressed herein or to receive shares of Common Stock upon conversion in accordance with Article VIII of the Indenture.

20.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal amount, Redemption Price or Fundamental Change Purchase Price of, and interest (including Additional Interest, if any) (except with respect to the deemed payment of interest upon conversion pursuant to Section 8.01(e) of the Indenture) on, this Security at the times, place and rate, and in the coin or currency, herein prescribed, or to issue shares of Common Stock upon conversion in accordance with Article VIII of the Indenture.
8. Registered Form; Denominations; Transfer; Exchange
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
9. Abbreviations
Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).
10. Governing Law
THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

21.

ASSIGNMENT FORM
To assign this Security, fill in the form below and have your signature guaranteed:
I or we assign and transfer this Security to:

(Print or type name, address and zip code and social security or tax ID number of assignee)
and irrevocably appoint ________________________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:	Signed:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

22.

In connection with any transfer of this Security occurring prior to the date which is the later of (i) one year after the Issue Date of the Securities or such shorter period of time permitted by Rule 144 under the Securities Act, as amended (the “Securities Act”), or any successor provision thereto and (ii) such later date, if any, as may be required by applicable law, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Security is being transferred:
[Check One]

(1)	☐	to the Company or a subsidiary thereof; or

(2)	☐	to a “Qualified Institutional Buyer” pursuant to and in compliance with Rule 144A under the Securities Act;

(3)	☐	pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(4)	☐	pursuant to any other exemption from the registration requirements of the Securities Act.
Unless one of the above boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof, provided that if box (3) or (4) is checked, the Company and the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as may reasonably be required in order to determine that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
If none of the foregoing boxes is checked, the Trustee or Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.09 of the Indenture shall have been satisfied.

Date: ____________	Signed:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

23.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED
The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:	Signed:

NOTICE: To be executed by an executive officer.

24.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY
The initial principal amount of this Global Security is $30,000,000 (THIRTY MILLION DOLLARS). The following increases or decreases in this Global Security have been made:

	Amount of decrease	Amount of increase	Principal Amount of	Signature of
	in Principal Amount	in Principal Amount	this Global Security	authorized officer
Date of	of this Global	of this Global	following such	of Trustee or
Exchange	Security	Security	decrease or increase	Securities Custodian

25.

FORM OF FUNDAMENTAL CHANGE PURCHASE NOTICE
To: Grubb & Ellis Company
The undersigned registered Holder of this Security hereby acknowledges receipt of a notice from Grubb & Ellis Company (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) designated below, in accordance with the terms of this Indenture referred to in this Security and directs that the check or wire or other electronic funds transfer of the Company in payment for this Security or the portion thereof and any portion of this Security representing any unrepurchased principal amount hereof be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any portion of this Security not repurchased is to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.
Principal amount to be repurchased (if less than all):
$
Certificate number (if Securities in certificated form):

Dated: ___________________________	Signed:
(Sign exactly as your name appears on the
other side of this Security)

Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

Fill in if a check is to be issued, or Securities are to be issued, other than to and in the name of registered holder:

(Name)

(Street Address)

(City, state and zip code)	Social Security or Other Taxpayer Number
Please print name and address

26.

FORM OF CONVERSION NOTICE
To: Grubb & Ellis Company
The undersigned registered Holder of this Security hereby exercises the option to convert this Security, or portion hereof (which is $1,000 principal amount or an integral multiple thereof) designated below, for shares of the Common Stock of Grubb & Ellis Company, in accordance with the terms of this Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, cash in lieu of fractional shares and any portion of this Security representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a Person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security. The undersigned acknowledges that the conversion of the specified Securities is subject to the requirements established by the Company in this Indenture, as applicable, as well as the procedures of any Depositary, each as in effect from time to time.
In addition, the undersigned certifies that the issuance of shares of Common Stock pursuant to this conversion notice will not cause the undersigned to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 14.99% of the shares of Common Stock outstanding at such time. Any purported delivery of shares of Common Stock upon conversion of the Securities shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the undersigned becoming the beneficial owner of more than 14.99% of the shares of Common Stock outstanding at such time. If any delivery of shares of Common Stock owed to the undersigned upon conversion of the Securities is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares as promptly as practicable after the undersigned gives notice to the Company that such delivery would not result in it being the beneficial owner of more than 14.99% of the shares of Common Stock outstanding at such time.
This notice shall be deemed to be an irrevocable exercise of the option to convert this Security.
Principal amount to be converted (if less than all):
$[                                        ]

Dated: ___________________________	Signed:
(Sign exactly as your name appears on the
other side of this Security)

Signature Guarantee:
(Signature must be guaranteed by a participant
in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

27.

Fill in if a check is to be issued, or Securities are to be issued, other than to and in the name of registered holder:

(Name)

(Street Address)

(City, state and zip code)	Social Security or Other Taxpayer Number
Please print name and address

28.

Section 2.04 Form of Trustee’s Certificate of Authentication.
This is one of the Securities referred to in the within-mentioned Indenture.

Dated: __________	U.S. Bank National Association, as Trustee
By
Authorized Signatory

Section 2.05 Legend on Restricted Securities.
During the period beginning on the last Issue Date and ending on the date one year from such date, any Security, including any Security issued in exchange therefor or in lieu thereof, shall be deemed a “Restricted Security” and shall be subject to the restrictions on transfer provided in the legends set forth on the face of the form of Security in Section 2.02; provided, however, that the term “Restricted Security” shall not include any Securities as to which restrictions have been terminated in accordance with Section 3.07. All Securities shall bear the applicable legends set forth on the face of the form of Security in Section 2.02. Except as provided in Section 3.07 and Section 3.09, the Trustee shall not authenticate and deliver any unlegended Security until it has received an Officers’ Certificate from the Company directing it to do so and the Company has provided the Trustee with the form of new Security with applicable CUSIP number and a Company Order.
ARTICLE III
THE SECURITIES
Section 3.01 Designation, Principal Amount and Maturity.
(a) The Securities are hereby authorized and are designated the “7.95% Convertible Senior Notes due 2015.” The Securities issued on the date hereof pursuant to the terms of this Indenture shall be in an aggregate principal amount of $30,000,000, which amount shall be set forth in the Company Order for the authentication and delivery of the Securities pursuant to Section 3.05 of this Indenture. In addition, the Company may issue, from time to time in accordance with the provisions of this Indenture, additional Securities, including, without limitation, up to approximately $2,200,000 principal amount of Securities issuable in connection with any exercise of preemptive rights by certain existing holders of 12% Preferred Stock, having the same terms and conditions as the Securities issued on the date hereof in all respects (except for the payment of interest accruing prior to the issue date of such additional Securities), so that such additional Securities shall be consolidated and form a single series with the Securities issued on the date hereof and shall be governed by the terms of the Indenture; provided, however, that any such additional Securities must be part of the same issue as the previously issued Securities for U.S. Federal income tax purposes.
(b) The principal amount of the Securities shall be payable on May 1, 2015.

29.

Section 3.02 Form and Payment.
The Securities shall be issued in substantially the form set forth in Article II hereto and shall have the terms set forth in such form and shall initially be Global Securities for purposes of this Indenture. The Securities shall be issued in fully registered book-entry form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
The Depositary in respect of the Securities represented by Global Securities shall be The Depository Trust Company (“DTC”). The Global Securities representing the Securities shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of its nominee, Cede & Co. Except as otherwise set forth in Section 3.07 of this Indenture, the Global Securities may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.
The Trustee shall act as Paying Agent for the Securities. The Company may choose to pay interest by mailing checks or making wire or other electronic funds transfers, provided that the Company shall make all payments in respect of the Global Security by wire transfer of same-day funds. All money paid by the Company to any Paying Agent that remains unclaimed at the end of two years after the amount is due to Holders shall be repaid to the Company, subject to any applicable abandoned property laws. After such two-year period, Holders may look only to the Company for payment and not to the Trustee, any other Paying Agent or anyone else. The Company may also arrange for additional payment offices, and may cancel or change these offices, including any use of the Trustee’s Corporate Trust Office. The Company may appoint and change the Paying Agent without prior notice to the Holders.
The principal amount of and interest (including Additional Interest, if any) on Global Securities registered in the name of The Depository Trust Company or its nominee shall be paid by wire transfer in immediately available funds to The Depository Trust Company or its nominee, as applicable.
The principal amount of Physical Securities shall be payable at the Place of Payment and at any other office or agency maintained by the Company for such purpose. Interest (including Additional Interest, if any) on Physical Securities will be payable (a) to Holders having an aggregate principal amount of $2,000,000 or less of Securities, by check mailed to such Holders at the address set forth in the Security Register and (b) to Holders having an aggregate principal amount of more than $2,000,000 of Securities, either by check mailed to such Holders or, upon application by a Holder to the Security Registrar not later than two days prior to the relevant Regular Record Date for such interest (including Additional Interest, if any) payment, by wire transfer in immediately available funds to such Holder’s account within the United States, which application shall remain in effect until the Holder notifies the Security Registrar to the contrary in writing.

30.

Section 3.03 Interest.
(a) Interest on the Securities shall accrue at the rate of 7.95% per annum from and including the Issue Date or from and including the most recent date on which interest has been paid or duly provided for until the principal thereof is paid, deemed paid, or made available for payment. Interest on the Securities shall be payable semiannually in arrears on May 1 and November 1 of each year (each such date, an “Interest Payment Date”), beginning November 1, 2010. Interest will be paid to the person in whose name a Security is registered at the Close of Business on the Regular Record Date immediately preceding the relevant Interest Payment Date. At the Company’s election, the Company will pay Additional Interest, if any, under the circumstances described under Section 9.15(a). Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date (other than an Interest Payment Date coinciding with the Stated Maturity Date or earlier required Redemption Date or a Fundamental Change Purchase Date) of a Security falls on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day and no interest on such payment shall accrue for the period from the Interest Payment Date to the next succeeding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the required payments of interest (and Additional Interest), if any, and principal shall be made on the next succeeding Business Day and no interest (or Additional Interest) on such payment shall accrue for the period from and after the Stated Maturity Date to such next succeeding Business Day. If a Redemption Date would fall on a day that is not a Business Day, the Company shall purchase the Securities tendered for purchase on the next succeeding Business Day and no interest (or Additional Interest) on such Securities shall accrue for the period from and after the earlier Redemption Date to such next succeeding Business Day. If a Fundamental Change Purchase Date would fall on a day that is not a Business Day, the Company shall purchase the Securities tendered for purchase on the next succeeding Business Day and no interest (or Additional Interest) on such Securities shall accrue for the period from and after the earlier Fundamental Change Purchase Date to such next succeeding Business Day.
(b) Holders at the Close of Business, on a Regular Record Date shall be entitled to payment of interest (including any Additional Interest) payable on the corresponding Interest Payment Date notwithstanding the conversion of such Securities at any time after the Close of Business on such Regular Record Date. Securities surrendered for conversion during the period after the Close of Business, on any Regular Record Date to the Opening of Business, on the immediately following Interest Payment Date must be accompanied by payment of an amount equal to the interest (including any Additional Interest) that the Holder is to receive on the Securities on such Interest Payment Date; provided, however, that no such payment need be made (i) for conversions following the Regular Record Date immediately preceding the Stated Maturity Date; (ii) if the Company has specified a Redemption Date that is after the relevant Regular Record Date and on or prior to the second Scheduled Trading Day immediately following the corresponding Interest Payment Date, (iii) if the Company has specified a Fundamental Change Purchase Date that is after the relevant Regular Record Date and on or prior to the second Scheduled Trading Day immediately following the corresponding Interest Payment Date, or (iv) to the extent of any Defaulted Interest (including any overdue Additional Interest), if any Defaulted Interest exists at the time of conversion with respect to such Security.
Except as otherwise provided in this Section 3.03(b), a Holder of any Securities at the Close of Business on a Regular Record Date shall be entitled to receive interest (including Additional Interest, if any) on such Securities on the corresponding Interest Payment Date.

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If the Company defaults in a payment of interest on the Notes, it will pay the Defaulted Interest (the “Defaulted Interest”) in any lawful manner to the Persons who are Holders on a subsequent special record date. The Company will notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment. The Company will fix or cause to be fixed each such special record date and payment date; provided that no such special record date may be less than 10 days prior to the related payment date for such Defaulted Interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) will mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.
Section 3.04 Denominations.
The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
Section 3.05 Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Securities may be manual or facsimile.
Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities.
Upon the initial issuance of the Securities and at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Company Order shall specify the amount of Securities to be authenticated, and shall further specify the amount of such Securities to be issued as a Global Security or as Physical Securities. If Physical Securities are to be authenticated such Company Order shall also specify the Holders of, and delivery instructions for, such Securities. The Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.
Each Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

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Section 3.06 Temporary Securities.
Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, that any such temporary Securities shall bear legends (other than the Global Security Legend) on the face of such Securities as set forth in Section 2.02.
If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and shall direct the Trustee pursuant to a Company Order to authenticate and deliver in exchange therefor a like principal amount of Physical Securities, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.
Section 3.07 Registration, Registration of Transfer and Exchange; Restrictions on Transfer.
The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed Security Registrar (the “Security Registrar”) for the purpose of registering Securities and transfers of Securities as herein provided.
Upon surrender for registration of transfer of any Security at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of a like aggregate principal amount and tenor, each such Security bearing such restrictive legends as may be required by this Indenture (including Section 2.02, 2.05 and 3.09).
At the option of the Holder and subject to the other provisions of this Section 3.07 and to Section 3.09, Securities may be exchanged for other Securities, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

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All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. As a condition to the registration of transfer of any Restricted Securities, the Company or the Trustee may require evidence satisfactory to them as to the compliance with the restrictions set forth in the legend on such securities.
Except as provided in the following sentence and in Section 3.09, all Securities originally issued hereunder and all Securities issued upon registration of transfer or exchange or replacement thereof shall be Restricted Securities and shall bear the legends required by Sections 2.02 and 2.05, unless the Company shall have delivered to the Trustee (and the Security Registrar, if other than the Trustee) a Company Order stating that the Security is not a Restricted Security and may be issued without such legend thereon. Securities that are issued upon registration of transfer of, or in exchange for, Securities that are not Restricted Securities shall not be Restricted Securities and shall not bear such legend.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.06, 5.07 or 13.06 not involving any transfer.
Neither the Company nor the Security Registrar shall be required to exchange or register a transfer of any Security (i) after any Notice of Redemption has been given to Holders, except that where such notice provides that such Security is to be redeemed only in part, the Company and the Security Registrar shall be required to exchange or register a transfer of the portion thereof not to be redeemed, (ii) that has been surrendered for conversion, (iii) as to which a Fundamental Change Purchase Notice has been delivered and not withdrawn, except that where such Fundamental Change Purchase Notice provides that such Security is to be purchased only in part, the Company and the Security Registrar shall be required to exchange or register a transfer of the portion thereof not to be purchased or (iv) as to which a Fundamental Change Purchase Notice has been delivered and not withdrawn, except that where such Fundamental Change Purchase Notice provides that such Security is to be purchased only in part, the Company and the Security Registrar shall be required to exchange or register a transfer of the portion thereof not to be purchased.
Beneficial ownership of every Restricted Security shall be subject to the restrictions on transfer provided in the legends required to be set forth on the face of each Restricted Security pursuant to Sections 2.02 and 2.05 unless such restrictions on transfer shall be terminated in accordance with this Section 3.07 or Section 3.09. The Holder of each Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer.

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The restrictions imposed by this Section 3.07 and by Sections 2.02, 2.05 and 3.09 upon the transferability of any particular Restricted Security shall cease and terminate upon delivery by the Company to the Trustee of an Officer’s Certificate stating that such Restricted Security has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Restricted Security as to which the Company has delivered to the Trustee an Officer’s Certificate stating that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.07, be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legends required by Sections 2.02 and 2.05.
As used in the preceding two paragraphs of this Section 3.07, the term “transfer” encompasses any sale, pledge, transfer or other disposition of any Restricted Security.
Neither the Trustee, the Security Registrar nor any of their respective agents shall have any duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or with respect to any federal or state or other securities or tax laws or have any duty to obtain documentation relating to any transfers or exchanges (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than as specifically required hereunder.
Section 3.08 Mutilated, Destroyed, Lost and Stolen Securities.
If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the like tenor and principal amount and bearing a number not contemporaneously outstanding.
In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or has been called for redemption in full, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section 3.08, the Company may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security issued pursuant to this Section 3.08 in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

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The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 3.09 Cancellation and Transfer Provisions. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Trustee shall cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment, purchase, repurchase, redemption, conversion or cancellation in accordance with its customary practices. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.
(a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB:
(i) the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and
(ii) if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depositary’s and the Security Registrar’s procedures, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.
(b) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the legends required by Sections 2.02 and 2.05, the Security Registrar shall deliver Securities that do not bear such legends. Except as otherwise provided pursuant to Section 3.07, upon the registration of transfer, exchange or replacement of

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Securities bearing the legends required by Sections 2.02 and 2.05, the Security Registrar shall deliver only Securities that bear such legends unless there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.
(c) General. By its acceptance of any Security bearing the legends required by Sections 2.02 and 2.05, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in such legends and agrees that it will transfer such Security only as provided in this Indenture.
The Security Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 3.09. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.
Section 3.10 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, the Security Registrar and any agent of the Company, the Trustee or the Security Registrar may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the principal, Redemption Price or Fundamental Change Purchase Price of and any premium and interest (including Additional Interest, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, the Security Registrar nor any agent of the Company, the Trustee or the Security Registrar shall be affected by notice to the contrary.
Section 3.11 Book-Entry Provisions for Global Securities.
(a) The Global Securities initially shall be registered in the name of the Depositary or the nominee of such Depositary, be delivered to the Trustee as custodian for the Depositary and bear legends as set forth on the face of the form of Security in Section 2.02
Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of any Holder.
(b) Transfers of the Global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged, in whole or in part, for Physical Securities in accordance with the rules and procedures of the Depositary and the provisions of Section 3.09.

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In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Securities if (i) such Depositary has notified the Company that the Depositary (A) is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act when the Depositary is required to be so registered to act as such Depositary and, in either such case, no successor Depositary shall have been appointed within 90 days of such notification, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security and the Outstanding Securities shall have become due and payable pursuant to Section 9.02 and the Holder requests that Physical Securities be issued or (iii) the Company, at its option, notifies the Trustee that it elects to cause the issuance of Physical Securities, subject to applicable procedures of the Depositary.
(c) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Security to beneficial owners pursuant to paragraph (b) above, the Security Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.
(d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b) above, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations and the same tenor.
(e) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in the Global Security pursuant to paragraph (c) or (d) above shall, except as otherwise provided by Section 3.07, bear the legend regarding transfer restrictions applicable to the Physical Securities set forth on the face of the form of Security in Section 2.02.
(f) The Holder of the Global Securities may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.
Section 3.12 CUSIP Numbers.
The Company in issuing the Securities may use “CUSIP”, “ISIN” and other similar numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP”, “ISIN” and other similar numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any changes in the “CUSIP”, “ISIN” and other similar numbers.

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ARTICLE IV
COVENANTS
Section 4.01 Payment of Securities.
The Company covenants and agrees for the benefit of each Security that it will pay the principal amount, Redemption Price and Fundamental Change Purchase Price of and interest (including Additional Interest, if any) on the Securities or issue shares of Common Stock upon conversion in accordance with Article VIII on the dates and in the manner provided in the Securities and this Indenture. Except as otherwise provided in the Securities and this Indenture, an installment of principal, Redemption Price and Fundamental Change Purchase Price of, or premium, if any, or interest (including Additional Interest, if any) on the Securities shall be considered paid on the date it is due if by 10:00 a.m., New York City time, on such date, the Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on that date, immediately available funds deposited and designated for and sufficient to pay the installment. Payment of principal, Redemption Price and Fundamental Change Purchase Price of, premium, if any, and interest (including Additional Interest, if any) on the Securities shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Section 4.02 Maintenance of Office or Agency.
The Company shall maintain in the Place of Payment for the Securities, an office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and where the Securities can be surrendered for conversion or exchange. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for the Securities for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the principal corporate trust office of the Trustee as such office of the Company.

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Section 4.03 Money for Securities Payments to Be Held in Trust.
If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or any premium or interest (including Additional Interest, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, Redemption Price and Fundamental Change Purchase Price of, and any premium or interest (including Additional Interest, if any), on the Securities so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal, Redemption Price and Fundamental Change Purchase Price of, or any premium or interest (including Additional Interest, if any), on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 4.03, that such Paying Agent will (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (b) that it will hold all sums held by it as such agent for the payment of the principal of or interest (including Additional Interest, if any), on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of Holders; (c) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal, Redemption Price and Fundamental Change Purchase Price of, or interest (including Additional Interest, if any), on the Securities when the same shall be due and payable; and (d) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.
The Company shall, on or before each due date of the principal, Redemption Price and Fundamental Change Purchase Price of or interest (including Additional Interest, if any), on the Securities, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, Redemption Price and Fundamental Change Purchase Price of, or interest (including Additional interest, if any) on the Securities, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided, however, that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m. New York City time, on such date.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

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Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.
Anything in this Section 4.03 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.03 is subject to Section 14.03 and Section 14.04.
The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.
Section 4.04 Compliance Certificate; Notice of Default.
The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officers’ Certificate (one of the signatories of which shall be the Company’s principal executive officer, principal financial officer or principal accounting officer) complying with Section 314(a)(4) of the Trust Indenture Act and stating that a review of its activities during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture (all without regard to periods of grace, which shall be deemed fulfilled unless and until the expiration of such periods or notice requirements) and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers’ Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.
So long as any of the Securities are outstanding, the Company will deliver to the Trustee, forthwith upon becoming aware of any Event of Default or any event, act or condition that, after notice or the passage of time or both, would be an Event of Default, an Officers’ Certificate specifying such Event of Default or any event, act or condition that, after notice or the passage of time or both, would be an Event of Default, and what action the Company is taking or proposes to take with respect thereto.

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Section 4.05 Corporate Existence.
Subject to Article X, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents.
Section 4.06 Commission Filings and Reports.
The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates). All information, documents and reports described in this Section 4.06 and filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system or any successor system shall be deemed to be filed with the Trustee as of the time they are filed via such system.
Section 4.07 Rule 144A Information Requirement.
The Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder or beneficial holder of Securities or any Common Stock issued upon conversion thereof, in each case which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Common Stock designated by such Holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any Holder or beneficial holder of the Securities or such Common Stock and it will take such further action as any Holder or beneficial holder of such Securities or such Common Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial holder to sell its Securities or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such rule may be amended from time to time. Upon the request of any Holder or any beneficial holder of the Securities or such Common Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
Section 4.08 Book-Entry System.
If the Securities cease to trade in the Depositary’s book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book entry arrangements that it determines are reasonable for the Securities.

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Section 4.09 Additional Interest.
If at any time Additional Interest becomes payable by the Company pursuant to Section 9.15 or pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect and stating (a) the amount of such Additional Interest that is payable and (b) the date on which such Additional Interest is payable. Any Additional Interest shall be payable in arrears on each Interest Payment Date following accrual in the same manner as interest on the Securities. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to such Additional Interest, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.
Section 4.10 Waiver of Usury, Stay or Extension Laws.
The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest (including Additional Interest, if any), on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 4.11 Information for IRS Filings.
The Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company to the Internal Revenue Service and the Holders.
Section 4.12 Appointments to Fill Vacancies in Trustee’s Office.
The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 11.08, a Trustee, so that there shall at all times be a Trustee hereunder.
ARTICLE V
REDEMPTION OF SECURITIES
Section 5.01 Right to Redeem.
(a) The Securities may be redeemed for cash in whole or in part at the option of the Company on or after May 6, 2013, at a redemption price (the “Redemption Price”), which shall be payable in cash and shall be equal to 100% of the principal amount of Securities to be redeemed, plus accrued and unpaid interest (including Additional Interest, if any) to, but not including, the Redemption Date; provided, however, that if a Redemption Date falls after the Close of Business on a Regular Record Date but on or prior to the Close of Business on the corresponding Interest Payment Date, the Company will instead pay the full amount of accrued and unpaid interest, including any Additional Interest, if any, to the Holder of record as of the

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Close of Business on such Regular Record Date and the Redemption Price shall be 100% of the principal amount of the Securities being redeemed. The Redemption Date must be a Business Day. If a Redemption Date would fall on a day that is not a Business Day, the Company shall purchase the Securities on the next succeeding Business Day, and no interest or Additional Interest, if any, will accrue for the period from the earlier Redemption Date to such next succeeding Business Day.
(b) No Securities may be redeemed by the Company pursuant to this Section 5.01 if the principal amount of the Securities has been accelerated, and such acceleration has not been rescinded, on or prior to the Redemption Date, except in the case of an acceleration resulting from an Event of Default by the Company in the payment of the Redemption Price with respect to such Securities.
(c) If the Company calls a Holder’s Securities for redemption, such Holder may convert its Securities only until the Close of Business on the Scheduled Trading Day prior to the Redemption Date unless the Company fails to pay the Redemption Price.
(d) Except as provided in this Section 5.01, the Securities shall not be redeemable by the Company.
Section 5.02 Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all or less than all the Securities, the Company shall, at least 45 days and not more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), deliver to the Trustee an Officers’ Certificate providing the Redemption Date, the principal amount of Securities to be redeemed and the other information specified in Section 5.04 as may be applicable. Such Officers’ Certificate shall also include a statement confirming that such redemption is permitted by and is in compliance with all applicable requirements of the Indenture.
Section 5.03 Selection by Trustee of Securities to Be Redeemed.
(a) If less than all the Outstanding Securities are to be redeemed, the Trustee will select the Securities to be redeemed (in principal amounts of $1,000 or integral multiples thereof) by lot, on a pro rata basis or by another method the Trustee considers fair and appropriate so long as such method is not prohibited by the rules of any stock exchange or quotation association on which the Securities or Common Stock may then be traded or quoted. The Trustee shall make the selection within seven days from its receipt of the notice from the Company delivered pursuant to Section 5.04 from Outstanding Securities not previously called for redemption.
(b) If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

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(c) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
(d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
Section 5.04 Notice of Redemption.
Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder to be redeemed, at its address appearing in the Security Register and to the Trustee and the Paying Agent (a “Notice of Redemption”).
All notices of redemption shall state:
(i) the Redemption Date,
(ii) the Redemption Price,
(iii) the Conversion Price,
(iv) that Securities called for redemption may be converted at any time before the Close of Business on the Scheduled Trading Day immediately preceding the Redemption Date unless the Company fails to pay the Redemption Price,
(v) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,
(vi) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,
(vii) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and
(viii) applicable CUSIP, ISIN or other similar numbers.
Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

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Section 5.05 Deposit of Redemption Price.
(a) Prior to 10:00 a.m., New York City time, on a Redemption Date specified in the notice of redemption given as provided in Section 5.04, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.03) an amount of money sufficient to pay the Redemption Price of, and all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.
(b) If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.
Section 5.06 Securities Payable on Redemption Date.
(a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the Close of Business on the relevant Regular Record Dates according to their terms.
(b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
Section 5.07 Securities Redeemed in Part.
Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

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ARTICLE VI
PURCHASE OF SECURITIES AT THE OPTION OF HOLDERS UPON A
FUNDAMENTAL CHANGE
Section 6.01 Purchase of Securities at the Option of Holders upon a Fundamental Change.
(a) If a Fundamental Change occurs at any time, each Holder shall have the right, at such Holder’s option, to require the Company to purchase for cash any or all of the Holder’s Securities, or any portion of the principal amount thereof, that is equal to $1,000 or an integral multiple thereof at a purchase price equal to 100% of the principal amount of the Securities to be purchased plus accrued and unpaid interest, including Additional Interest, if any, to but excluding the Fundamental Change Purchase Date (the “Fundamental Change Purchase Price”); provided, however, that if the Fundamental Change Purchase Date occurs after the Close of Business on a Regular Record Date and on or prior to the Close of Business on the corresponding Interest Payment Date, the Company shall pay accrued and unpaid interest plus Additional Interest, if any, to but excluding the Fundamental Change Purchase Date to the record Holder on the Regular Record Date corresponding to such Interest Payment Date and the Fundamental Change Purchase Price payable to the Holder who presents the Security for repurchase shall be 100% of the principal amount of such Security. The Fundamental Change Purchase Date shall be a Business Day specified by the Company that is not less than 20 calendar days and not more than later 35 calendar days following the date of the Fundamental Change Notice delivered in connection with such Fundamental Change pursuant to Section 6.01(b) (subject to extension to comply with applicable law, as provided in Section 6.02(d)) (the “Fundamental Change Purchase Date”). Any Securities purchased by the Company shall be paid for in cash.
Any purchase by the Company contemplated pursuant to the provisions of this Section 6.01 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Fundamental Change Purchase Date and the time of the book-entry transfer or delivery of the Securities.
(b) Notice of Fundamental Change. The Company shall deliver, or cause to be delivered in accordance with the last paragraph of this Section 6.01(b), notice of the occurrence of a Fundamental Change and of the purchase rights arising as a result thereof (each, a “Fundamental Change Notice”) to the Holders at their addresses shown in the Security Register maintained by the Security Registrar, and to the Trustee and the Paying Agent, on or before the 20th calendar day after the occurrence of the Fundamental Change (each such date of delivery, a “Fundamental Change Notice Date”). Each Fundamental Change Notice shall include a form of Fundamental Change Purchase Notice to be completed by a Holder and shall state:
(i) the events causing the Fundamental Change;
(ii) the date of the Fundamental Change;
(iii) the last date on which a Holder may exercise its repurchase rights under Section 6.01;
(iv) the Fundamental Change Purchase Price;
(v) the Fundamental Change Purchase Date;
(vi) the name and address of the Paying Agent and the Conversion Agent, if applicable;

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(vii) the applicable Conversion Rate and, if applicable, any adjustments to the applicable Conversion Rate as a result of such Fundamental Change;
(viii) that the Securities with respect to which a Fundamental Change Purchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Purchase Notice in accordance with the terms of this Indenture; and
(ix) the procedures that a Holder must follow to require the Company to purchase its Securities pursuant to Article VI.
Simultaneously with providing such Fundamental Change Notice, the Company shall publish a notice containing the information in such Fundamental Change Notice in a newspaper of general circulation in The City of New York or publish such information on its then existing website or through such other public medium as it may use at that time.
No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Securities pursuant to this Section 6.01.
(c) Exercise of Repurchase Right. To exercise the repurchase right, a Holder must deliver or book-entry transfer, on or before the Business Day immediately preceding the Fundamental Change Purchase Date, subject to extension to comply with applicable law, the Securities (duly endorsed for transfer) to be purchased, duly endorsed for transfer, together with a written purchase notice (a “Fundamental Change Purchase Notice”) in the form entitled “Form of Fundamental Change Purchase Notice” on the reverse side of the Securities duly completed, to the Paying Agent. The Fundamental Change Purchase Notice must include the following information:
(i) if the Securities are certificated, the certificate numbers of the Holder’s Securities to be delivered for purchase or if not certificated, such Fundamental Change Purchase Notice must comply with the appropriate procedures of the Depositary;
(ii) the portion of the principal amount of the Holder’s Securities to be purchased, which portion must be $1,000 or an integral multiple thereof; and
(iii) that the Holder’s Securities shall be purchased as of the Fundamental Change Purchase Date by the Company pursuant to the applicable provisions of the Securities and this Indenture.
The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all cash held by the Paying Agent for the payment of the Fundamental Change Purchase Price and shall notify the Trustee of any default by the Company in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate the cash held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to deliver all cash held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon doing so, the Paying Agent shall have no further liability for the cash delivered to the Trustee.

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Section 6.02 Further Conditions and Procedures for Purchase at the Option of the Holder upon a Fundamental Change.
(a) Upon receipt by the Company of the Fundamental Change Purchase Notice specified in, and the Securities to be purchased as provided in Section 6.01(c), the Holder of the Securities in respect of which such Fundamental Change Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn as specified in this Section 6.02) thereafter be entitled to receive solely the Fundamental Change Purchase Price with respect to such Securities. Such Fundamental Change Purchase Price shall be paid by the Paying Agent, solely from funds received from the Company for such purpose, to such Holder promptly following the later of (x) the Fundamental Change Purchase Date with respect to such Securities (provided the conditions in this Article VI have been satisfied) and (y) the time of delivery or book-entry transfer of such Securities to the Paying Agent by the Holder thereof in the manner required by Section 6.01. Securities in respect of which a Fundamental Change Purchase Notice has been given by the Holder thereof may not be converted on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in this Section 6.02. Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Purchase Notice contemplated by Section 6.01(c), shall have the right at any time prior to the Close of Business on the Business Day immediately prior to the Fundamental Change Purchase Date to withdraw such Fundamental Change Purchase Notice (in whole or in part) by delivery of a written notice of withdrawal to the Paying Agent in accordance with this Section 6.02.
The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written notice of withdrawal thereof.
Prior to 10:00 a.m., New York City time, on the Fundamental Change Purchase Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is acting as the Paying Agent, shall segregate and hold in trust) cash sufficient to pay the aggregate Fundamental Change Purchase Price of the Securities to be purchased pursuant to Section 6.01. If the Paying Agent holds, in accordance with the terms of this Indenture, cash or securities sufficient to pay the Fundamental Change Purchase Price of Securities that Holders have elected to require the Company to repurchase pursuant to Section 6.01 on the Fundamental Change Purchase Date, then (i) the Securities tendered for purchase and not withdrawn shall cease to be Outstanding, and interest, including Additional Interest, if any, shall cease to accrue on the Fundamental Change Purchase Date (whether or not book-entry transfer of such Securities is made or whether or not the Security is delivered to the Paying Agent); and (ii) all other rights of the Holders with respect to Securities tendered for purchase and not withdrawn shall terminate on the Fundamental Change Purchase Date (other than the right to receive the Fundamental Change Purchase Price and previously accrued and unpaid interest (including any Additional Interest) upon delivery or transfer of the Securities). Nothing herein shall preclude any withholding of tax required by law.
A Fundamental Change Purchase Notice may be withdrawn, in whole or in part, by means of a written notice of withdrawal delivered to the Paying Agent prior to the Close of Business on the Business Day immediately prior to the Fundamental Change Purchase Date. The notice of withdrawal shall include the following information:

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(i) the principal amount of the withdrawn Securities;
(ii) if certificated Securities have been issued, the certificate numbers of the withdrawn Securities, or if not certificated, the notice must comply with appropriate procedures of the Depositary; and
(iii) the principal amount, if any, which remains subject to the Fundamental Change Purchase Notice.
If the Securities are certificated, the Paying Agent shall promptly return to the respective Holders thereof any Securities with respect to which a Fundamental Change Purchase Notice has been withdrawn in compliance with this Indenture.
(b) Securities Purchased in Part. Any Securities that are to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver to the Holder of such Securities, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Securities so surrendered which is not purchased.
(c) Compliance with Securities Laws upon Purchase of Securities. In connection with any offer to purchase, or purchase of, Securities under Section 6.01, the Company shall, to the extent applicable, (a) comply with Rules 13e-4 and 14e-1 (and any successor provisions thereto) under the Exchange Act; (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act; and (c) otherwise comply with all applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture as described in this Article VI, compliance by the Company with such laws and regulations shall not in and of itself cause a breach of the Company’s obligations described in this Article VI.
(d) Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash or property that remains unclaimed at the end of two years after the Fundamental Change Purchase Date, together with interest that the Trustee or Paying Agent, as the case may be, has expressly agreed in writing to pay, if any, that is held by them for the payment of a Fundamental Change Purchase Price; provided, however, that to the extent that the aggregate amount of cash or property deposited by the Company pursuant to Section 6.02(b), as applicable, exceeds the aggregate Fundamental Change Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Fundamental Change Purchase Date, then promptly on and after the second Business Day following the Fundamental Change Purchase Date, the Trustee and the Paying Agent shall return any such excess to the Company together with interest that the Trustee or Paying Agent, as the case may be, has expressly agreed in writing to pay, if any.

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(e) Officers’ Certificate. At least three Business Days (or such lesser period as agreed to by the Trustee) before the Fundamental Change Notice Date, the Company shall deliver an Officers’ Certificate to the Trustee specifying whether the Company desires the Trustee to give the Fundamental Change Notice required by Section 6.02 hereof.
(f) Third Party Offer to Purchase. The Company shall not be required to deliver, or cause to be delivered a Fundamental Change Notice if a third party makes an offer upon a Fundamental Change to purchase the Securities in the manner, at the times, and otherwise in compliance with the requirements set forth in this Article VI and such third party purchases all Securities validly tendered and not withdrawn in such offer.
ARTICLE VII
[RESERVED]
ARTICLE VIII
CONVERSION
Section 8.01 Conversion of Securities. Subject to the procedures for conversion set forth in this Article VIII and at any time prior to the Close of Business on the Scheduled Trading Day before the Stated Maturity Date of the Securities, a Holder may convert its Securities at their full principal amount, or any portion of their principal amount that is equal to $1,000 or an integral multiple thereof, into shares of Common Stock at the Conversion Rate in effect at the time of conversion; provided, however, that if the Company has elected to redeem the Securities pursuant to Article V hereof, Holders may convert their Securities only until the Close of Business on the Scheduled Trading Day prior to the Redemption Date unless the Company fails to pay the Redemption Price. Upon conversion of any Security, the Company shall deliver to Holders in respect of each $1,000 principal amount of Securities tendered for conversion a number of shares of Common Stock equal to (a) the aggregate principal amount of Securities to be converted divided by $1,000, multiplied by (b) the applicable Conversion Rate. No payment or adjustment shall be made for dividends on, or other distributions with respect to, any Common Stock, except as expressly provided in this Article VIII.
(a) Conversion Procedures. The following procedures shall apply to convert Securities:
(i) in respect of a beneficial interest in a Global Security, a Beneficial Owner must comply with the procedures of the Depositary for converting a beneficial interest in a Global Security and, if required pursuant to Section 3.03(b), pay funds equal to interest and Additional Interest payable on the next Interest Payment Date to which such Beneficial Owner is not entitled, and if required pursuant to Section 8.01(c), pay all taxes or duties, if any; and
(ii) in respect of a certificated Security, the Holder must (A) complete and manually sign the conversion notice on the back of the Security, or a facsimile of the conversion notice; (B) deliver such conversion notice, which is irrevocable, and the Security to the Conversion Agent (a “Notice of Conversion”); (C) furnish appropriate endorsements and

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transfer documents as may be required by the Conversion Agent; (D) if required pursuant to Section 8.02(c), pay all transfer or similar taxes; and (E) if required pursuant to Section 3.03(b), pay funds equal to interest and Additional Interest payable on the next Interest Payment Date to which such Holder is not entitled.
The date a Holder complies with the foregoing requirements is the “Conversion Date” hereunder. At the Conversion Date the rights of the Holders of such converted Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. The Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in cash in lieu of any fractional shares, as provided in Section 8.01(b), by the third Business Day immediately following the Conversion Date (the “Settlement Date”). A Holder may convert a portion of its Securities only if the principal amount of such portion is $1,000 or an integral multiple thereof.
In the case of any Security that is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.
If a Holder has already delivered a Fundamental Change Purchase Notice in connection with a Fundamental Change, with respect to a Security, the Holder may convert that Security only if the Holder has first validly withdrawn the Fundamental Change Purchase Notice in accordance with this Indenture.
If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered.
(b) Cash Payments in Lieu of Fractional Shares. The Company shall not issue fractional shares of Common Stock upon conversion of Securities. Instead the Company shall deliver cash, rounded to the nearest whole cent, for such fractional shares based on the Last Reported Sale Price of the Common Stock on the applicable Conversion Date.
(c) Taxes on Conversion. If a Holder converts Securities, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issuance of shares of Common Stock upon such conversion; provided, however, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder’s name. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Conversion Agent receives a sum sufficient to pay any tax which shall be due because the shares are to be issued in a name other than the Holder’s name, but the Conversion Agent shall have no duty to determine if any such tax is due. Nothing herein shall preclude any withholding of tax required by law.

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(d) Certain Covenants of the Company. (i) The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock or shares of Common Stock held in treasury, sufficient number of shares of Common Stock, free of preemptive rights, to permit the conversion of the Securities, calculated assuming the maximum number of Additional Shares are issuable upon conversion of the Securities pursuant to Section 8.04.
(i) All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.
(ii) The Company shall endeavor to comply promptly with all applicable Federal and state securities laws regulating the issuance and delivery of shares of Common Stock upon the conversion of Securities.
(iii) Before taking any action that would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value per share of the Common Stock, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.
(e) Upon conversion, a Holder will not receive any separate cash payment for accrued and unpaid interest (including Defaulted Interest or Additional Interest, if any) except as set forth below. As a result, accrued and unpaid interest (including Defaulted Interest or Additional Interest, if any) to, but not including, the Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited, and to have been paid first out of such conversion. Notwithstanding the preceding sentence, payments in respect of accrued and unpaid interest (including Defaulted Interest or Additional Interest, if any) on Securities converted after the Close of Business on a Record Date and prior to the Opening of Business on the related Interest Payment Date shall be governed by the provisions of Section 3.03(b) hereof.
Section 8.02 Adjustments to Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as described below, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Securities participate (as a result of holding the Securities, and at the same time as holders of the Common Stock participate) in any of the transactions described in this Section 8.02 as if such Holders of the Securities held a number of shares of the Common Stock equal to the applicable Conversion Rate, multiplied by the principal amount (expressed in thousands) of Securities held by such Holders, without having to convert their Securities.
(a) If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

CR1	=	CR0 x	OS1

OS0

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where,
CR0 = the Conversion Rate in effect immediately prior to the Opening of Business on the Ex-Dividend Date of such dividend or distribution or the Effective Date of such share split or combination, as applicable;
CR1 = the Conversion Rate in effect immediately after the Opening of Business on such Ex-Dividend Date or Effective Date, as applicable;
OS0 = the number of shares of Common Stock outstanding immediately prior to the Opening of Business on such Ex-Dividend Date or Effective Date, as applicable; and
OS1 = the number of shares of Common Stock outstanding immediately prior to the Opening of Business on such Ex-Dividend Date or Effective Date, as applicable, after giving pro forma effect to such dividend, distribution, share split or share combination.
Such adjustment made under this Section 8.02(a) shall become effective immediately after the Opening of Business on the Ex-Dividend Date for such dividend or distribution, or immediately after the Opening of Business on the Effective Date for such share split or share combination. If any dividend or distribution of the type described in this Section 8.02(a) is declared but not so paid or made, or any share split or combination of the type described in this Section 8.02(a) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date that the Board of Directors determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.
(b) If the Company distributes to holders of all or substantially all the Common Stock any rights, options or warrants entitling them for a period of not more than 45 calendar days after the announcement of such distribution to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading-Day period ending on the Trading Day immediately preceding the date of announcement of such distribution, the Conversion Rate shall be adjusted based on the following formula:

CR1	=	CR0 x	OS0 + X

OS0 + Y
where,
CR0 = the Conversion Rate in effect immediately prior to the Opening of Business on the Ex-Dividend Date for such distribution;
CR1 = the Conversion Rate in effect immediately after the Opening of Business on such Ex-Dividend Date;

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OS0 = the number of shares of Common Stock outstanding immediately prior to the Opening of Business on such Ex-Dividend Date;
X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and
Y = the number of shares of Common Stock equal to (A) the aggregate price payable to exercise such rights, options or warrants divided by (B) the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading-Day period ending on the Trading Day immediately preceding the date of announcement of the distribution of such rights, options or warrants.
Any increase made under this Section 8.02(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the Opening of Business on the Ex-Dividend Date for such issuance. To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.
In determining whether any rights, options or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such average of the Last Reported Sale Prices for the 10 consecutive Trading-Day period ending on the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.
(c) If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets or property of the Company to holders of all or substantially all the Common Stock, excluding:
(i) dividends or distributions and rights, options or warrants referred to in Section 8.02(a) or 8.02(b) above;
(ii) dividends or distributions paid exclusively in cash; and
(iii) as described below in this Section 8.02(c) with respect to Spin-Offs;
then the Conversion Rate shall be adjusted based on the following formula:

CR1	=	CR0 x	SP0

SP0 - FMV
where,

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CR0 = the Conversion Rate in effect immediately prior to the Opening of Business on the Ex-Dividend Date for such distribution;
CR1 = the Conversion Rate in effect immediately after the Opening of Business on such Ex-Dividend Date;
SP0 = the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading-Day period ending on the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and
FMV = the Fair Market Value (as determined by the Board of Directors) of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date for such distribution.
If “FMV” (as defined above) is equal to or greater than the “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Security shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of Common Stock, the amount and kind of the Company’s Capital Stock, evidences of the Company’s indebtedness, other assets or property of the Company’s that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. Any increase made under the portion of this Section 8.02(c) above will become effective immediately after the Opening of Business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
With respect to an adjustment pursuant to this Section 8.02(c) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit (a “Spin-Off”), and such shares of Capital Stock or similar equity interests are, or will be upon consummation of such Spin-Off, quoted or listed on any securities exchange or other market, the Conversion Rate in effect immediately prior to the Close of Business, on the Effective Date of such Spin-Off shall be increased based on the following formula:

CR1	=	CR0 x	FMV0 + MP 0

MP0
where,
CR0 = the Conversion Rate in effect immediately prior to the Close of Business, on the Effective Date of the Spin-Off;
CR1 = the Conversion Rate in effect immediately after the Effective Date of the Spin-Off;
FMV0 = the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first 10 consecutive Trading-Day period from, and including, the Effective Date of the Spin- Off; and

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MP0 = the average of the Last Reported Sale Prices of Common Stock over the first 10 consecutive Trading-Day period from, and including, the Effective Date of the Spin-Off.
The adjustment to the Conversion Rate under the preceding paragraph shall occur on the tenth Trading Day from, and including, the Effective Date of the Spin-Off and shall be applied on a retroactive basis from, and including, the Effective Date of the Spin-Off; provided, however, that in respect of any conversion occurring prior to the Effective Date of the Spin-Off with respect to which the Settlement Date would occur during the 10 Trading Days from, and including, the Effective Date of the Spin-Off, references with respect to the Spin-Off to the 10 consecutive Trading-Day period shall be deemed replaced with such lesser number of Trading Days as have elapsed between the Effective Date of such Spin-Off and the Settlement Date in determining the applicable Conversion Rate.
(d) If the Company pays any cash dividend or distribution made to the holders of all or substantially all of the Common Stock, the Conversion Rate shall be adjusted based on the following formula:

CR1	=	CR0 x	SP0

SP0 – C
where,
CR0 = the Conversion Rate in effect immediately prior to the Opening of Business on the Ex-Dividend Date for such dividend or distribution;
CR1 = the Conversion Rate in effect immediately after the Opening of Business on the Ex-Dividend Date for such dividend or distribution;
SP0 = the Last Reported Sale Price of Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and
C = the amount in cash per share distributed by the Company to holders of Common Stock.
In the case of this Section 8.02(d), if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Security shall receive, for each $1,000 principal amount of Securities, at the same time and upon the same terms as Holders of shares of Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such cash dividend or distribution. Such increase shall become effective immediately after the Opening of Business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.
(e) If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

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CR1	=	CR0 x	AC + (SP1 x OS 1 )

OS1 x SP1
where,
CR0 = the Conversion Rate in effect immediately prior to the Close of Business on the Adjustment Date (as defined below);
CR1 = the Conversion Rate in effect immediately after the Close of Business on the Adjustment Date;
AC = the aggregate value of all cash and any other consideration (as determined by the Board of Directors) paid or payable for shares accepted for purchase or exchange in such tender or exchange offer;
OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;
OS1 = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the reduction of shares accepted for purchase or exchange in such tender or exchange offer); and
SP = the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading-Day period commencing on the Trading Day next succeeding the date such tender or exchange offer expires.
The “Adjustment Date” to the Conversion Rate under Section 8.02(e) shall occur on the tenth Trading Day from, and including, the Trading Day next succeeding the date such tender or exchange offer expires and shall be applied on a retroactive basis from, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided, that in respect of any conversion occurring prior to the date such tender or exchange offer expires with respect to which the Settlement Date would occur during the 10 Trading Days from, and including, the Trading Day next succeeding the date such tender or exchange offer expires, references with respect to the tender or exchange offer to the 10 consecutive Trading Day period shall be deemed replaced with such lesser number of Trading Days as have elapsed between the Trading Day next succeeding the date such tender or exchange offer expires and the Settlement Date in determining the applicable Conversion Rate.
If the Company or one of its Subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.
Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or the right to purchase shares of Common Stock or such convertible or exchangeable securities.

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(f) The Company is permitted to increase the Conversion Rate of the Securities by any amount for a period of at least 20 days if the Board of Directors determines that such increase would be in the Company’s best interest. The Company may also (but is not required to) increase the Conversion Rate to avoid or diminish income tax to holders of Common Stock or rights to purchase shares of Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or any similar event treated as such for income tax purposes.
A Holder may, in some circumstances, including the distribution of cash dividends to Holders of shares of Common Stock, be deemed to have received a distribution or dividend subject to U.S. federal income tax as a result of an adjustment or the nonoccurrence of an adjustment to the Conversion Rate. If the Company pays withholding taxes on behalf of a Holder as a result of an adjustment to the Conversion Rate of the Securities, the Company may, at its option and pursuant to certain provisions of this Indenture, set-off such payments against payments of cash and common stock on the Securities.
(g) Notwithstanding any of the foregoing provisions of this Section 8.02, the applicable Conversion Rate will not be adjusted:
(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;
(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares of Common Stock pursuant to any present or future employee, director or consultant benefit plan or program, employee agreements or arrangements or programs of or assumed by the Company or any of its Subsidiaries;
(iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in clause (ii) above and outstanding as of the Issue Date;
(iv) for a change in the par value of the Common Stock; or
(v) for accrued and unpaid interest (including Additional Interest, if any).
(h) All calculations under this Section 8.02 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share. The Company shall not be required to make an adjustment in the Conversion Rate unless the adjustment would require a change of at least 1% in the Conversion Rate; provided, however, that the Company shall carry forward any adjustments that are less than 1% of the Conversion Rate that the Company elects not to make and take them into account upon the earlier of (i) any conversion of Securities or (ii) such time as all adjustments that have not been made prior thereto would have the effect of adjusting the Conversion Rate by at least 1%. Except as provided in this Section 8.02 and Section 8.03 and Section 8.04, the Company shall not adjust the Conversion Rate. In no event will the Conversion Price be reduced below $0.01, subject to adjustment for share splits or share combinations and similar events, pursuant to Section 8.02(a).

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(i) Whenever the Conversion Rate is adjusted as provided in this Indenture, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received at the Corporate Trust Office of the Trustee such Officers’ Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the Holder of each Security at such Holder’s last address appearing on the Security Register. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.
(j) Notwithstanding the above, certain listing standards of the New York Stock Exchange may limit the amount by which the Company may increase the Conversion Rate pursuant to the events described in clauses (b) through (e) in this Section 8.02 and as described in Section 8.04 below. These standards generally require the Company to obtain the approval of the Company’s stockholders before entering into certain transactions that potentially result in the issuance of 20% or more of Common Stock outstanding at the time the Securities are issued unless the Company obtains stockholder approval of issuances in excess of such limitations. In accordance with these listing standards, these restrictions will apply at any time when the Securities are outstanding, regardless of whether the Company then has a class of securities listed on the New York Stock Exchange. Accordingly, in the event of an increase in the Conversion Rate above that which would result in the Securities, in the aggregate, becoming convertible into shares in excess of such limitations, the Company will, at its option, either (a) obtain stockholder approval of such issuances, or (b) deliver cash in lieu of any shares otherwise deliverable upon conversions in excess of such limitations (based on the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading-Day period following the Conversion Date).
(k) For purposes of this Section 8.02, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
(l) Whenever any provision of this Article VIII requires a calculation of an average of Last Reported Sale Prices over a span of multiple days, the Company shall make appropriate adjustments (determined in good faith by the Board of Directors) to account for any adjustment to the Conversion Rate that becomes effective at any time during the period from which the average is to be calculated. Such adjustments shall be effective as of the Effective Date of the adjustment to the Conversion Rate.

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(m) No Holder will be entitled to acquire shares of Common Stock delivered upon conversion to the extent (but only to the extent) such receipt would cause such converting Holder to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 14.99% of the shares of Common Stock outstanding at such time. Any purported delivery of shares of Common Stock upon conversion of the Securities shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting Holder becoming the beneficial owner of more than 14.99% of the shares of Common Stock outstanding at such time. If any delivery of shares of Common Stock owed to a Holder upon conversion of the Securities is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver such shares as promptly as practicable after any such converting Holder gives notice to the Company that such delivery would not result in it being the beneficial owner of more than 14.99% of the shares of Common Stock outstanding at such time.
Section 8.03 Effect of Reclassification, Consolidation, Merger or Sale.
(a) In the case of, each a “Business Combination”:
(i) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination);
(ii) any statutory share exchange, consolidation, merger or combination involving the Company; or
(iii) any sale, lease or other transfer in one transaction or a series of related transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than one or more of the Subsidiaries of the Company);
in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (or any combination thereof), then, at the effective time of the Business Combination, the right to convert a Security shall be changed into, with respect to each $1,000 in principal amount of Securities, a right to convert it into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate prior to such Business Combination would have owned or been entitled to receive upon such Business Combination. In the event holders of Common Stock have the opportunity to elect the form of consideration to be received in such Business Combination, the Company will make adequate provision whereby the Securities shall be convertible from and after the effective date of such business combination into the form of consideration elected by a majority of the Company’s stockholders in such Business Combination. The Company may not become a party to any such transaction unless its terms are consistent with this Section 8.03(a).
(b) The Company shall cause notice of the execution of any supplemental indenture required by this Section 8.03 to be mailed to each Holder, at its address appearing on the Security Register, within 20 calendar days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

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(c) The Company may not become a party to any Business Combination, unless its terms are consistent with this Section 8.03.
(d) The above provisions of this Section 8.03 shall similarly apply to successive Business Combinations.
(e) None of the foregoing provisions shall affect the right of a Holder to convert the Securities into shares of Common Stock as set forth in Section 8.01 prior to the effective time of such Business Combination.
Section 8.04 Adjustment Upon a Make-Whole Fundamental Change.
(a) If a Make-Whole Fundamental Change occurs and a Holder elects to convert Securities in connection with a Make-Whole Fundamental Change, the Conversion Rate for such Securities so converted shall be increased by an additional number of shares of Common Stock (the “Additional Shares”) as described below. A conversion of Securities shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change only if the Notice of Conversion of the Securities is received by the Conversion Agent from, and including, the Make-Whole Effective Date up to, and including, the Business Day immediately prior to the related Fundamental Change Purchase Date (or, in the case of a Make-Whole Fundamental Change that would have been a Fundamental Change but for subclause (i) under the proviso to clause (b) of the definition thereof, the 35th Trading Day immediately following the Make-Whole Effective Date). Upon surrender of the Securities for conversion in connection with a Make-Whole Fundamental Change, the Company will deliver the Additional Shares. The Company shall notify Holders of the Make-Whole Effective Date (the “Make-Whole Fundamental Change Notice”) and issue a press release announcing such Make-Whole Effective Date no later than five Business Days after such Make-Whole Effective Date.
(b) The number of Additional Shares, if any, by which the Conversion Rate shall be increased shall be determined by reference to the table attached as Schedule A hereto, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective (the “Make-Whole Effective Date”) and the Stock Price paid or deemed paid per share of Common Stock in the Make-Whole Fundamental Change. If a Holder elects to convert its Securities prior to the Make-Whole Effective Date of any Make-Whole Fundamental Change, and the Make-Whole Fundamental Change does not occur, such Holder shall not be entitled to an increased Conversion Rate in connection with such conversion.
(c) The Stock Prices set forth in the column headings of the table in Schedule A hereto shall be adjusted as of any date on which the Conversion Rate of the Securities is adjusted pursuant to Section 8.02. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as in effect so adjusted. The number of Additional Shares within such table shall be adjusted in the same manner as the Conversion Rate as set forth in Section 8.02 (other than by operation of an adjustment to the Conversion Rate by adding Additional Shares).

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The exact Stock Prices and Make-Whole Effective Dates may not be set forth in the table in Schedule A, in which case:
(i) if the Stock Price is between two Stock Price amounts in such table or the Make-Whole Effective Date is between two Make-Whole Effective Dates in such table, the number of Additional Shares by which the Conversion Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the next higher and the next lower Stock Price amounts and the earlier and later Make-Whole Effective Dates, as applicable, based on a 365-day year;
(ii) if the Stock Price is greater than $6.00 per share of Common Stock (subject to adjustment in the same manner as set forth in Section 8.04(b)), no Additional Shares shall be added to the Conversion Rate; and
(iii) if the Stock Price is less than $1.91 per share of Common Stock (subject to adjustment in the same manner as set forth in Section 8.04(b)), no Additional Shares shall be added to the Conversion Rate.
Notwithstanding the foregoing, in no event shall the total number of shares of Common Stock issuable upon conversion exceed 523.553 per $1,000 principal amount of Securities, subject to adjustments in the same manner as the Conversion Rate under Section 8.02.
Section 8.05 Stockholder Rights Plan.
To the extent that the Company has a rights plan in effect upon conversion of the Securities into Common Stock, Holders that convert their Securities shall receive, in addition to the Common Stock, the rights under the rights plan, unless prior to any conversion, the rights have separated from the Common Stock, in which case, and only in such case, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all holders of Common Stock shares of the Company’s Capital Stock evidences of indebtedness or assets as described in Section 8.02(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights. In lieu of any such adjustment, the Company may amend such applicable stockholder rights agreement to provide that upon conversion of the Securities the Holders shall receive, in addition to the Common Stock issuable upon such conversion, the rights which would have attached to such Common Stock if the rights had not become separated from the Common Stock under such applicable stockholder rights agreement.
Section 8.06 Trustee Adjustment Disclaimer.
The Trustee (and any other Conversion Agent) has no duty to determine when an adjustment under this Article VIII should be made, how it should be made or what it should be or to otherwise calculate the Conversion Price, and shall be protected in relying upon an Officers’ Certificate with request to same. The Trustee (and any other Conversion Agent) has no duty to determine whether a supplemental indenture under Section 8.03 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee (and any other Conversion

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Agent) shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued or delivered upon conversion of Securities. The Trustee nor any Conversion Agent shall be responsible for the Company’s failure to make any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion or otherwise comply with this Article VIII. Each Conversion Agent (other than the Company or an affiliate of the Company) shall have the same protection under this Section 8.06 as the Trustee.
Section 8.07 Notice to Holders Prior to Certain Actions. In case:
(a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 8.02;
(b) the Company shall authorize the granting to all of the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants;
(c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or
(d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;
the Company shall cause to be filed with the Trustee and to be mailed to each Holder at his address appearing on the Security Register, provided for in Section 3.07 of this Indenture, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.
Section 8.08 Certain Covenants. The Company covenants that all shares of Common Stock issued upon conversion of Securities will be fully paid and non-assessable by the Company and free from all taxes, liens and changes with respect to the issue thereof.
(a) The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

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(b) The Company covenants that if at any time the Common Stock shall be listed on any other National Securities Exchange or automated quotation system the Company will, if permitted and required by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Securities.
ARTICLE IX
EVENTS OF DEFAULT; REMEDIES
Section 9.01 Events of Default.
“Event of Default” means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a) default in the payment of any interest (including Additional Interest, if any) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days;
(b) default in the payment of the principal amount, Redemption Price or Fundamental Change Purchase Price of any Security at its Maturity or when such amount otherwise becomes due;
(c) except as provided in Section 9.15 or the Registration Rights Agreement, default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default specified elsewhere in this Section 9.01) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder;
(d) a failure by the Company to convert the Securities in accordance with the provisions of this Indenture upon exercise of a Holder’s conversion right which default shall continue for a period of five Trading Days;
(e) a failure by the Company to deliver a Fundamental Change Notice or a Make-Whole Fundamental Change Notice, in each case when due;
(f) a failure by the Company to comply with its obligations under Article X;

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(g) a failure by the Company to repurchase Securities tendered for repurchase following the occurrence of a Fundamental Change in conformity with Article VI of this Indenture;
(h) a failure by the Company or any of its Subsidiaries to pay any indebtedness for borrowed money (other than non-recourse mortgage debt), when due (after giving effect to any applicable grace period) or at final maturity or the acceleration by the holders thereof, if the total amount of such indebtedness unpaid or accelerated exceeds $1,000,000;
(i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or a Significant Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of a Significant Subsidiary of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; and
(j) the commencement by the Company or by a Significant Subsidiary of the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or a Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Significant Subsidiary of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or by a Significant Subsidiary of the Company in furtherance of any such action (an event of default specified in clause (i) or (j), a “Bankruptcy Default”).
Section 9.02 Acceleration of Maturity; Rescission and Annulment.
(a) If an Event of Default, other than a Bankruptcy Default, with respect to Securities at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount plus accrued and unpaid interest (including Additional Interest, if any) of all of the Outstanding Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) plus accrued and unpaid interest (including Additional Interest, if any) shall become immediately due and payable.

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If a Bankruptcy Default occurs, the principal of and accrued but unpaid interest on all Securities then Outstanding will become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.
(b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article IX provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may waive all past defaults (except with respect to nonpayment of principal, including the Redemption Price, the Fundamental Change Purchase Price or Conversion Price, if applicable, or interest), or with respect to the failure to deliver the consideration due upon conversion of the Securities) and rescind and annul such declaration and its consequences if:
(i) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and
(ii) all existing Events of Default with respect to the Securities, other than the non-payment of the principal of and interest (including Additional Interest, if any) on the Securities (including any Redemption Price, Fundamental Change Purchase Price or Conversion Price, if applicable) that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 9.13.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
Section 9.03 Collection and Suits for Enforcement by Trustee.
The Company covenants that if:
(a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest (including Additional Interest, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

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Section 9.04 Trustee May File Proofs of Claim.
In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 11.07.
No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
Section 9.05 Trustee May Enforce Claims Without Possession of Securities.
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
Section 9.06 Application of Money Collected.
Any money collected by the Trustee pursuant to this Article IX, and any money or other property distributable in respect of the Company’s obligations under this Indenture after an Event of Default, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee (including any predecessor Trustee) under Section 11.07;
SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest (including Additional Interest, if any) on the Securities, the Redemption Price or the Fundamental Change Purchase Price, as the case may be, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

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THIRD: To the Company or as a court of competent jurisdiction shall direct in writing.
Section 9.07 Limitation on Suits.
No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder (other than in the case of an Event of Default specified in Sections 9.01(a), (b), (d) and (g)), unless
(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;
(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(c) such Holder or Holders have offered to the Trustee reasonable indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;
(d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
Section 9.08 Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture (except with respect to the deemed payment of interest upon conversion pursuant to Section 8.01(e) of the Indenture), the Holder of any Security shall have an absolute and unconditional right to receive payment of the principal amount, Redemption Price or Fundamental Change Purchase Price of or accrued and unpaid interest (including Additional Interest, if any) on, or receive shares of Common Stock upon conversion in accordance with Article VIII, such Security on any Redemption Date, Fundamental Change Purchase Date or Conversion Date, as applicable, or to bring on or after the respective due dates expressed in such Security and to institute suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

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Section 9.09 Restoration of Rights and Remedies.
If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 9.10 Rights and Remedies Cumulative.
Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.11 Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article IX or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 9.12 Control by Holders.
Subject to Section 11.02(h), the Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and (c) subject to the provisions of Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would involve the Trustee in personal liability.

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Section 9.13 Waiver of Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default
(a) with respect to nonpayment of principal, including the Redemption Price, the Conversion Price or the Fundamental Change Purchase Price, if applicable, or interest (including Additional Interest, if any) or with respect to the failure to deliver the consideration due described in Sections 9.01(a), 9.01(b), 9.01(c), 9.01(d) and 9.01(g), or
(b) in respect of a covenant or provision hereof which under Article XIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Section 9.14 Undertaking for Costs.
In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, including reasonable attorney’s fees and expenses, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 9.14 nor the Trust Indenture Act shall apply to any suit instituted by the Trustee, to any suit instituted by any Holders of the Securities, or group of Holders of the Securities, holding in the aggregate more than 10% of principal amount of the Outstanding Securities, or to any suit instituted by any Holder of the Outstanding Securities for the enforcement of the payment of principal of or interest (including Additional Interest, if any) on, or the conversion of, any Outstanding Securities held by such Holder, on or after the respective due dates expressed in such Outstanding Securities or the payment of the Redemption Price or Fundamental Change Purchase Price or the issuance of shares of Common Stock upon conversion in accordance with Article VIII.
Section 9.15 Additional Interest.
(a) Notwithstanding anything in this Indenture to the contrary, to the extent elected by the Company, the sole remedy for an Event of Default relating to the failure by the Company to comply with the reporting obligations set forth in Section 4.06 of this Indenture and for any failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act shall, for the first 90 days after the occurrence of such an Event of Default, consist exclusively of the right of Holders to receive Additional Interest on the Securities at an annual rate equal to 0.50% of the principal amount of the Securities. If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Securities. The Additional Interest shall accrue on all Outstanding Securities from and including the date on which the Event of Default relating to the failure to comply with the reporting obligations in this Indenture or the failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act first occurs to but not including the 90th day thereafter (or such earlier

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date on which such Event of Default is cured or waived by the Holders of a majority in principal amount of the Outstanding Securities). On such 90th day (or earlier, if the Event of Default relating to the reporting obligations under this Indenture or the failure to comply with the requirements of Section 314(a)(1) of the Trust Indenture Act is cured or waived by the Holders of a majority in principal amount of the Outstanding Securities prior to such 90th day), such Additional Interest shall cease to accrue and, if the Event of Default relating to reporting obligations or the failure to comply with Section 314(a)(1) of the Trust Indenture Act has not been cured or waived prior to such 90th day, the Securities shall be subject to acceleration as provided in this Indenture. The provisions of this Section 9.15(a) shall not affect the rights of Holders in the event of the occurrence of any other Event of Default. In the event the Company does not elect to pay the Additional Interest upon an Event of Default in accordance with this Section 9.15(a), the Securities shall be subject to acceleration as provided in this Indenture. In order to elect to pay the Additional Interest on the Securities as the sole remedy during the first 90 days after the occurrence of an Event of Default relating to the failure to comply with the reporting obligations in Section 4.06 of this Indenture or the failure to comply with Section 314(a)(1) of the Trust Indenture Act in accordance with this Section 9.15(a), the Company must notify all Holders, the Trustee and the Paying Agent of such election on or before the Close of Business on the date on which such Event of Default first occurs, stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable.
ARTICLE X
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 10.01 When Company May Merge, Etc.
The Company may not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person, or, directly or indirectly, sell or convey all or substantially all of its properties and assets to another Person or group of affiliated Persons, unless:
(a) the Company shall be the continuing Person, or the successor Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are sold or conveyed (the Company or such other Person being hereinafter referred to as the “Surviving Person”), shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, including payment of the principal and interest on the Securities;
(b) immediately after giving effect to such transaction and the assumption of the obligations as set forth in clause (a), above, no default or Event of Default shall have occurred and be continuing; and
(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, assignment, or transfer and such supplemental indenture comply with this Article X and that all conditions precedent herein provided relating to such transaction have been satisfied.

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Section 10.02 Successor Substituted.
Upon any consolidation of the Company with, or merger with or into or sale of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 10.01, the Surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Person had been named as the Company herein. When a Surviving Person duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Securities, the predecessor shall be relieved of the performance and observance of all obligations and covenants of this Indenture and the Securities, including but not limited to the obligation to make payment of the principal of and interest, if any, on all the Securities then outstanding, and the Company may thereupon or any time thereafter be liquidated and dissolved.
ARTICLE XI
THE TRUSTEE
The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.
Section 11.01 Duties of Trustee.
(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.
(b) Except during the continuance of an Event of Default:
(i) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture.
(ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts, statements, opinions or conclusions stated therein).

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(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i) This paragraph does not limit the effect of paragraph (b) or (d) of this Section 11.01;
(ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and
(iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.
(d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture.
(e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 11.01.
(f) The Trustee shall not be liable for interest on, or for investment of, any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.
Section 11.02 Rights of Trustee.
Subject to Section 11.01:
(a) The Trustee may conclusively rely on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any document.
(b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.
(c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.
(d) The Trustee shall not be liable for any action it takes, suffers to exist or omits to take in good faith which it believes to be authorized or within its rights or powers.
(e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such investigation.

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(f) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection of any action taken, suffered or omitted by in hereunder in good faith and in reliance thereon.
(g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.
(h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
(i) The Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.
(j) The Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
(k) Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action.
In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 11.03 Individual Rights of Trustee.
The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent or Security Registrar may do the same with like rights. However, the Trustee must comply with Sections 11.08, 11.09 and 11.10.

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Section 11.04 Trustee’s Disclaimer.
The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company’s use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee’s certificate of authentication, all of which statements shall be taken as the statements of the Company, or the use or application of any funds received by a Paying Agent other than the Trustee.
Section 11.05 Notice of Default.
If an Event of Default (without including any applicable grace period) with respect to Securities occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder written notice of such Event of Default as and to the extent provided by the Trust Indenture Act and within 90 days after the Trustee has knowledge of such Event of Default. Except in the case of an Event of Default in payment of principal (or premium, if any) of, or interest on, any Security, the Redemption Price, Fundamental Change Purchase Price or Conversion Price, the Trustee may withhold the notice if and so long as a Responsible Officer in good faith determines that withholding the notice is in the interest of the Holders.
Section 11.06 Reports by Trustee to Holders.
Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with Trust Indenture Act Section 313(a) if such report is required by such Trust Indenture Act Section 313(a). The Trustee also shall comply with Trust Indenture Act Sections 313(b) and 313(c).
The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.
A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.
Section 11.07 Compensation and Indemnity.
The Company shall pay to the Trustee from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee’s agents, accountants, experts and counsel.

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The Company shall indemnify each of the Trustee (in its capacity as Trustee) and any predecessor Trustee and each of their respective officers, directors, employees, attorneys-in-fact and agents for, and hold it harmless against, any and all loss, liability, claim, damage, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel), loss, charges (including taxes (other than taxes based upon the income of the Trustee)) or liability incurred by them without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and their rights or duties hereunder including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity; provided, however, that the failure to so notify the Company shall not offset the Company’s indemnification obligations hereunder. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company’s expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee as determined by a court of competent jurisdiction to have been caused by its own gross negligence, bad faith or willful misconduct.
To secure the Company’s payment obligations in this Section 11.07, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal and premium, if any, of or interest (including Additional Interest, if any) on particular Securities.
In addition to and without prejudice to its other rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 9.01(i) or (j) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.
The Company’s obligations under this Section 11.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company’s obligations pursuant to Article XII of this Indenture and any rejection or termination of this Indenture under any Bankruptcy Law.
Section 11.08 Replacement of Trustee.
The Trustee may resign at any time with respect to the Securities by so notifying the Company in writing. The Holder or Holders of a majority in principal amount of the outstanding Securities may remove the Trustee with respect to Securities by so notifying the Company and the Trustee in writing and may appoint a successor trustee with respect to Securities with the Company’s consent. The Company may remove the Trustee if:
(a) the Trustee fails to comply with Section 11.10;
(b) the Trustee is adjudged bankrupt or insolvent;

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(c) a receiver, custodian, or other public officer takes charge of the Trustee or its property; or
(d) the Trustee becomes incapable of acting.
If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee, with respect to the Securities, for any reason, the Company shall promptly appoint a successor Trustee, with respect to the Securities. Within one year after the successor Trustee takes office, the Holder or Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.
A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the Trustee provided for in Section 11.07 have been paid, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 11.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.
If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holder or Holders of at least 10% in principal amount of the Outstanding Securities may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.
If the Trustee fails to comply with Section 11.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
Notwithstanding replacement of the Trustee pursuant to this Section 11.08, the Company’s obligations under Section 11.07 and the lien provided for therein shall continue for the benefit of the retiring Trustee.
Section 11.09 Successor Trustee by Merger, Etc.
If the Trustee consolidates with, merges or converts with or into, or transfers all or substantially all of its corporate trust business to, another Person, the resulting, surviving or transferee Person without any further act shall, if such resulting, surviving or transferee Person is otherwise eligible hereunder, be the successor Trustee.
Section 11.10 Eligibility; Disqualification.
The Trustee shall at all times satisfy the requirements of Trust Indenture Act Section 310(a)(1) and Trust Indenture Act Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).

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Section 11.11 Preferential Collection of Claims against Company.
The Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated.
ARTICLE XII
HOLDERS’ LISTS AND REPORTS BY TRUSTEE
Section 12.01 Company to Furnish Trustee Names and Addresses of Holders.
If the Trustee is not the Security Registrar, the Company will furnish or cause to be furnished to the Trustee: (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the Regular Record Date, as the case may be, and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.
Section 12.02 Preservation of Information; Communications to Holders.
The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 12.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 12.01 upon receipt of a new list so furnished.
The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.
Section 12.03 Reports by Trustee.
The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.
A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

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ARTICLE XIII
SUPPLEMENTAL INDENTURES
Section 13.01 Indentures Without Consent of Holders.
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(a) to add guarantees with the respect to the Securities or secure the Securities;
(b) to evidence the succession of another Person to the Company pursuant to Article X and the assumption by any such successor of the covenants of the Company herein and in the Securities;
(c) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;
(d) to add any additional Events of Default for the benefit of the Holders;
(e) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Internal Revenue Code of 1986, as amended (the “Code”), or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;
(f) to modify or amend this Indenture to permit the qualification of this Indenture or any supplemental indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted;
(g) to establish the form or terms of Securities;
(h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 11.08;
(i) to cure any ambiguity or correct any omission, defect or inconsistency in this Indenture that does not adversely affect the Holders; or
(j) enter into one or more supplemental indentures to conform the provisions of the Indenture or the Securities to the “Description of Notes” provided in the final offering memorandum of the Company for the Securities dated May 3, 2010.

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Section 13.02 Indentures with Consent of Holders.
With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities (including without limitation, consents obtained in connection with a repurchase of, or tender offer or exchange offer for Securities), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,
(a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest, or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the coin or currency in which, any Security or any premium or interest thereon is payable (other than in accordance with the provisions of this Indenture), or
(b) impair the right of any Holder to receive payment of principal and interests (including Additional Interest, if any) on the Securities on or after the due dates therefor or to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or adversely affect any rights of the Holders to require the Company to repay or repurchase the Securities;
(c) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, amendment or modification, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or reduce the percentage of Securities required for consent to any amendment, modification or waiver;
(d) subject to specified exceptions, amend or modify certain provisions of this Indenture relating to amendment, modification or waiver of provisions of this Indenture;
(e) reduce the quorum or voting requirements under this Indenture;
(f) modify any of the provisions of this Section 13.02 or Section 9.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section 13.02, or the deletion of this proviso, in accordance with the requirements of Sections 11.08 and 13.01(h);
(g) change any obligation of the Company to maintain an office or agency in the places and purposes specified in this Indenture;

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(h) change any obligation of the Company to pay additional amounts (including Additional Interest, if any);
(i) modify the redemption provisions of this Indenture in a manner adverse to the Holders;
(j) adversely affect any right of repayment or repurchase at the option of the Holder;
(k) impair the right of a Holder to convert any Security or reduce the number of shares of Common Stock or any other property receivable upon conversion;
(l) change the ranking of the Securities in a manner adverse to the Holders thereof; or
(m) reduce the Redemption Price or Fundamental Change Purchase Price of any Security, change the time at which or the circumstances under which the Securities may or shall be repurchased or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise.
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Securities, or which modifies the rights of the Holders with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders.
It shall not be necessary for any Act of Holders under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Section 13.03 Execution of Indentures.
In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 11.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign such supplemental indenture if the same does not adversely affect the Trustee’s own rights, duties or immunities under this Indenture or otherwise. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 13.04 Effect of Indentures.
Upon the execution of any supplemental indenture under this Article XIII, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

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Section 13.05 Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article XIII shall conform to the requirements of the Trust Indenture Act.
Section 13.06 Reference in Securities to Supplemental Indentures.
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XIII may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.
Section 13.07 Notice to Holders of Supplemental Indentures. The Company shall as promptly as practicable cause notice of the execution of any supplemental indenture to be mailed to each Holder, at his or her address appearing on the Security Register provided for in this Indenture. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.
ARTICLE XIV
SATISFACTION AND DISCHARGE
Section 14.01 Satisfaction and Discharge of Indenture.
When (a) the Company delivers to the Trustee all Outstanding Securities (other than Securities replaced pursuant to Section 3.08) for cancellation or (b) all outstanding Securities have become due and payable, and the Company irrevocably deposits with the Trustee or delivers to the Holders, as applicable, cash and/or shares of Common Stock (solely to satisfy outstanding conversions, if applicable) sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 3.08), and if in either case the Company pays all other sums payable hereunder by the Company with respect to the Outstanding Securities, then this Indenture shall cease to be of further effect with respect to the Securities or any Holders. The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to the Securities on demand of the Company accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Company.
Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 11.07 and, if money shall have been deposited with the Trustee pursuant to Section 14.01, the obligations of the Trustee under Section 14.01 and Section 14.04 shall survive such satisfaction and discharge.
Section 14.02 Application of Trust Money.
Subject to the provisions of Section 14.04, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

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Section 14.03 Paying Agent to Repay Monies Held.
Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Securities (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.
Section 14.04 Return of Unclaimed Monies.
Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or interest, on Securities and not applied but remaining unclaimed by the Holders for two years after the date upon which the principal of or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Securities shall thereafter look only to the Company for any payment that such Holder may be entitled to collect unless an applicable abandoned property law designates another Person.
Section 14.05 Reinstatement.
If the Trustee or the paying agent is unable to apply any money in accordance with Section 14.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 14.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.
ARTICLE XV
MISCELLANEOUS
Section 15.01 Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 through 317 of the Trust Indenture Act, the imposed duties shall control.
Section 15.02 Notices. Any notice or communication shall be in writing (including telecopy promptly confirmed in writing) and delivered in person or mailed by first-class mail addressed as follows:

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if to the Company:
Grubb & Ellis Company
1551 North Tustin Avenue
Suite 300
Santa Ana, CA 92705
Attention: Chief Financial Officer
Fax: (714) 918-9170
if to the Trustee:
U.S. Bank National Association
633 W. Fifth Street, 24th Floor
Los Angeles, CA 90017
Attention: Corporate Trust Services
Fax: (213) 615-6197
The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.
Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.
Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it, except that notices to the Trustee shall be effective only upon receipt.
The Trustee agrees to accept and act upon facsimile transmission (including pdf and email) of written instructions and/or directions pursuant to this Indenture given by the Company; provided, however, that (a) the Company, subsequent to such facsimile transmission of written instructions and/or directions, shall provide the originally executed instructions and/or directions to the Trustee in a timely manner and (b) such originally executed instructions and/or directions shall be signed by an authorized Officer.
Section 15.03 Communication by Holders with other Holders.
Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).
Section 15.04 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:
(a) an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

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(b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.
Section 15.05 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:
(a) a statement that the individual making such certificate or opinion has read such covenant or condition;
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with;
(d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; and
(e) in giving such Opinion of Counsel, counsel may rely as to factual matters on an Officer’s Certificate or on certificates of public officials.
Section 15.06 When Securities are Disregarded.
In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities Outstanding at the time shall be considered in any such determination.
Section 15.07 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.
Section 15.08 Withholding Offset.
(a) The Company (through the Withholding Agent or otherwise) shall be entitled to reduce or otherwise set-off against any payments made or deemed made by the Company to Holders in respect of the Securities or the Common Stock for any amounts the Company believes it is required to withhold by law. For the avoidance of doubt, if the Company pays any withholding taxes on behalf of a Holder as a result of an adjustment to the Conversion Rate of the Securities, the Company may, at its option, set-off such payments against payments to such Holder of cash and Common Stock in respect of the Securities. Any amounts withheld pursuant to this Section 15.08 shall be paid over by the Company (through the Withholding Agent or otherwise) to the appropriate taxing authority.

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(b) Prior to or upon the occurrence of any event that results in an actual or deemed payment by the Company to Holders in respect of the Securities or the Common Stock, the Company (through the Trustee, Paying Agent, Withholding Agent or otherwise) may request a Holder to furnish any appropriate documentation that may be required in order to determine the Company’s withholding obligations under applicable law (including, without limitation, a United States Internal Revenue Service Form W-9, Form W-8BEN or Form W-8ECI, as appropriate).
Section 15.09 Calculations in Respect of Securities.
Except as otherwise provided herein, the Company shall be responsible for making all calculations called for under the Securities or this Indenture. These calculations include, but are not limited to, determinations of the Last Reported Sale Price, accrued interest payable on the Securities and the Conversion Rate. The Company shall make all calculations in good faith and, absent manifest error, such calculations shall be final and binding on the Holders. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of such calculations without independent verification. The Trustee shall forward the Company’s calculations to any Holder upon such Holder’s request.
Section 15.10 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 15.11 Appointment of Conversion Agent. The Company hereby appoints the Trustee as Conversion Agent, and the Trustee hereby accepts such appointment.
Section 15.12 Trustee Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities other than the Trustee’s Certificate of Authentication. The recitals and statements herein and in the Securities are deemed to be those of the Company and not the Trustee. The Trustee shall not be accountable for the use by the Company of the proceeds of the Securities.
(Signature Page to Follow)

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In Witness Whereof, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

GRUBB & ELLIS COMPANY
By:	/s/ Thomas P. D’Arcy
	Name:	Thomas P. D’Arcy
	Title:	President and Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Fonda Hall
	Name:	Fonda Hall
	Title:	Vice President

Schedule A
The following table sets forth the hypothetical stock price and the number of Additional Shares to be received per $1,000 principal amount of Securities:
Stock Price on Make-Whole Effective Date

Make-Whole Effective Date	$1.91	$2.24	$2.50	$3.00	$3.50	$4.00	$4.50	$5.00	$5.50	$6.00
May 7, 2010	77.970	69.970	57.869	42.120	31.491	23.694	17.744	13.121	9.504	6.678
May 1, 2011	77.970	56.887	45.984	33.241	25.105	19.162	14.580	10.954	8.048	5.720
May 1, 2012	77.970	34.908	25.620	17.749	13.535	10.501	8.150	6.269	4.730	3.452
May 1, 2013	77.970	11.304	9.380	8.333	5.714	0.000	0.000	0.000	0.000	0.000
May 1, 2014	77.970	4.464	3.108	1.483	0.000	0.000	0.000	0.000	0.000	0.000
May 1, 2015	77.970	2.232	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

Grubb & Ellis Company Certain Sections of this Indenture relating to Sections 310 through 318(a), inclusive, of the Trust Indenture Act of 1939:

Trust
Indenture Act
Section		Indenture Section
	(a)(1)	11.10
§ 310
	(a)(2)	11.10
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	11.10
	(b)	11.08
		11.10
	(c)	Not Applicable
	(a)	11.11

§ 311
	(b)	11.11
	(c)	Not Applicable
	(a)	12.01

§ 312		12.02
	(b)	12.02
	(c)	12.02
	(a)	11.06

§ 313
	(b)	12.03
		11.06
	(c)	12.03
		11.06
	(d)	12.03
	(a)	12.03
		4.07

§ 314
	(a)(4)	1.01
		4.04
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(a)	11.01

Trust
Indenture Act
Section		Indenture Section
§ 315
	(b)	11.05
	(c)	11.01
	(d)	11.01
	(e)	9.14
	(a)	1.01

§ 316
	(a)(1)(A)	9.02
		9.12
	(a)(1)(B)	9.13
	(a)(2)	Not Applicable
	(b)	9.08
	(c)	1.04
	(a)(1)	9.03

§ 317
	(a)(2)	9.04
	(b)	4.03
	(a)	1.07

§ 318		Not Applicable
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

*	The relevant provision will be included in Article IV of this Indenture or in a supplement thereto.

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